EXHIBIT 23.4



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

           We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 18, 2000 relating to the financial statements of Heritage Financial Services, Inc. appearing in Old National Bancorp's current Report on Form 8-K filed April 19, 2000.

                                                  /s/ HEATHCOTT & MULLALY, P.C.
                                                  -----------------------------
                                                  Heathcott & Mullaly, P.C.


Brentwood, Tennessee,
August 25, 2000